Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.3%
Real Estate Investment Trusts—98.3%
Data Centers—13.0%
CyrusOne, Inc.	240,978	$17,531
Equinix, Inc.	66,901	46,985
		64,516

Diversified—1.6%
VEREIT, Inc.	1,226,100	7,884
Health Care—9.2%
Healthcare Trust of America, Inc. Class A	559,800	14,846
Healthpeak Properties, Inc.	721,100	19,874
Welltower, Inc.	209,280	10,830
		45,550

Industrial/Office—27.0%
Industrial—15.6%
Americold Realty Trust	103,838	3,769
Duke Realty Corp.	643,893	22,787
Prologis, Inc.	462,704	43,184
Rexford Industrial Realty, Inc.	174,400	7,226
		76,966

Office—11.4%
Alexandria Real Estate Equities, Inc.	109,645	17,790
Boston Properties, Inc.	144,600	13,069
Cousins Properties, Inc.	535,603	15,977
Douglas Emmett, Inc.	314,968	9,657
		56,493

Total Industrial/Office		133,459

Lodging/Resorts—2.3%
Host Hotels & Resorts, Inc.	207,294	2,236
RLJ Lodging Trust	477,405	4,507
Ryman Hospitality Properties, Inc.	139,278	4,819
		11,562

Residential—22.8%
Apartments—13.3%
Apartment Investment and Management Co. Class A	318,073	11,972
AvalonBay Communities, Inc.	139,715	21,606
Equity Residential	327,414	19,258
Mid-America Apartment Communities, Inc.	112,100	12,855
		65,691

	Shares	Value

Manufactured Homes—4.3%
Sun Communities, Inc.	157,965	$21,433
Single Family Homes—5.2%
American Homes 4 Rent Class A	652,400	17,549
Invitation Homes, Inc.	295,060	8,123
		25,672

Total Residential		112,796

Retail—11.5%
Free Standing—4.6%
Spirit Realty Capital, Inc.	314,493	10,963
STORE Capital Corp.	496,485	11,821
		22,784

Regional Malls—2.3%
Simon Property Group, Inc.	166,741	11,402
Shopping Centers—4.6%
Brixmor Property Group, Inc.	846,256	10,849
Regency Centers Corp.	256,500	11,771
		22,620

Total Retail		56,806

Self Storage—5.4%
CubeSmart	431,150	11,637
Extra Space Storage, Inc.	163,329	15,086
		26,723

Specialty—5.5%
Crown Castle International Corp.	83,050	13,898
VICI Properties, Inc.	649,700	13,118
		27,016

Total Common Stocks (Identified Cost $399,131)		486,312

Total Long-Term Investments—98.3% (Identified Cost $399,131)		486,312

TOTAL INVESTMENTS—98.3% (Identified Cost $399,131)		$486,312
Other assets and liabilities, net—1.7%		8,630
NET ASSETS—100.0%		$494,942
See Notes to Schedule of Investments

Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$486,312	$486,312
Total Investments	$486,312	$486,312
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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